UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

First Amended
Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 6, 2012 (December 15, 2011)

SOTON HOLDINGS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-54564 (Commission File Number)	42-1771917 (I.R.S. Employer Identification No.)

180 Madison Avenue, Suite 1702 New York, NY 10016 (Address of principal executive offices) (zip code)

(646) 240-4262 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01    Changes in Registrant’s Certifying Accountant

On December 28, 2011, we filed a Current Report on Form 8-K reporting the dismissal of Ronald R. Chadwick, P.C., as our independent accountants, effective December 15, 2011.  On December 21, 2011, we provided a copy of the filing to Ronald R. Chadwick, P.C., and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by us in the Form 8-K, and, if not, stating the respects in which they do not agree.  At the time we filed the original Form 8-K we had not received the requested letter from Ronald R. Chadwick, P.C.

We have now received the requested letter from Ronald R. Chadwick, P.C., and are filing this First Amended Form 8-K/A in order to file the letter, which is attached hereto as Exhibit 16.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter dated January 3, 2012 from Ronald R. Chadwick, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2012	Soton Holdings Group, Inc.
a Nevada corporation

/s/ Paul Vassilakos
By: Paul Vassilakos
Its: Chief Executive Officer